SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                           Filed by the Registrant |X|
                 Filed by a Party other than the Registrant |_|

Check the appropriate box:

| |  Preliminary Proxy Statement      |_|    Confidential, For Use of the
|x|  Definitive Proxy Statement                 Commission Only (as permitted by
|_|  Definitive Additional Materials           Rule 14a-6(e)(2))
|_|  Soliciting Material Under Rule 14a-12


                                LITFUNDING CORP.

                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
               Payment of Filing Fee (Check the appropriate box):
                              |X| No fee required.
|_| Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

|_| Fee paid previously with preliminary materials:
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                                LITFUNDING CORP.
                           Notice and Proxy Statement
                                 August 15, 2005

Dear Stockholder:

We are pleased to invite you to the Annual Meeting of Stockholders of LitFunding Corp. The meeting will be held on September 17, 2005 at 10:00 a.m., Pacific Daylight Time, at the Riviera Hotel & Casino, 2901 Las Vegas Blvd., South, Las Vegas, NV 89109. At the meeting, you and the other stockholders will be asked to vote on the following:

1. The election of 3 directors to the Board of Directors of LitFunding; and

2. The ratification of the appointment of Epstein, Weber & Conover, PLC as the independent auditors of LitFunding for fiscal year 2005.

You will also hear an overview of LitFunding's current and prior year operations from senior management to be followed by a question and answer session open to all stockholders. Our Annual Report, which is available online at www.sec.gov, contains other detailed information about LitFunding, including its audited financial statements for the year ended December 31, 2004.

Stockholders are urged to carefully read this Proxy Statement in its entirety before voting on the proposals. This Proxy Statement and the enclosed proxy card are being mailed to stockholders on or about August 15, 2005.

We hope you can join us on September 17, 2005. Regardless of whether you expect to attend the meeting in person, please read the Proxy Statement. When you have done so, please mark your votes on the enclosed proxy card, sign and date it, and return it to us in the enclosed postage-paid envelope. It is important that your shares be represented, and your promptness will assist us in making necessary preparations for the meeting.
Sincerely,



/s/ Morton Reed
----------------
Morton Reed,
Chairman of the Board

                                LITFUNDING CORP.
                    Notice of Annual Meeting of Stockholders
                          To be held September 17, 2005

LitFunding Corp. will hold its Annual Meeting of Stockholders on September 17, 2005 at 10:00 a.m., Pacific Daylight Time, at the Riviera Hotel & Casino, 2901 Las Vegas Blvd., South, Las Vegas, NV 89109. We are holding this meeting to consider and act upon the following matters that are more fully described in the accompanying Proxy Statement, including proposals to:

1. Elect 3 directors to the Board of Directors of LitFunding;

2. Ratify the appointment of Epstein, Weber & Conover, PLC as the independent auditors of LitFunding for fiscal year 2005; and

3. Consider such other business as may properly come before the meeting or any adjournment of the meeting.

The Board of Directors has selected August 1, 2005 as the record date for determining stockholders entitled to notice of and to vote at the meeting and any adjournment of the meeting. A list of stockholders as of the record date will be available for inspection at the corporate headquarters of LitFunding for ten days before the meeting.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE DATE, SIGN, AND MAIL PROMPTLY THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

A copy of LitFunding's 2004 Annual Report is available for review online at www.sec.gov. Please read the Annual Report in its entirety.

By Order of the Board of Directors,

/s/ Dermot Ryan
------------------------
Dermot Ryan, Secretary
Las Vegas, Nevada
August 15, 2005

                                LITFUNDING CORP.
                         Annual Meeting of Stockholders
                          To Be Held September 17, 2005


This Proxy Statement is furnished to stockholders of LitFunding for use at the Annual Meeting of Stockholders to be held at 10:00 a.m., Pacific Daylight Time, at the Riviera Hotel & Casino, 2901 Las Vegas Blvd., South, Las Vegas, NV 89109, or at any postponements or adjournments of the meeting for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The approximate date on which this Proxy Statement and the enclosed proxy card are first being sent to stockholders is August 15, 2005.

1. GENERAL INFORMATION

Q: Who is soliciting my proxy?

A: We, the Board of Directors of LitFunding (the "Board"), are sending you this Proxy Statement in connection with our solicitation of proxies for use at LitFunding's Annual Meeting of Stockholders. Specified directors, officers, and employees of LitFunding may also solicit proxies on our behalf by mail, phone, fax, or in person.

Q: Who is paying for this solicitation?

A: LitFunding will pay for the solicitation of proxies, including the cost of preparing, assembling, and mailing this Proxy Statement, the proxy card, the Annual Report and all other materials which may be sent to stockholders in connection with this solicitation.

Q: On what am I voting?

A: You will have the chance to vote on, specifically:

   o The election of Donald Hejmanowski to the Board of Directors and the reelection of Morton Reed and Stanley B. Weiner to the Board of Directors; and
   o The ratification of the appointment of Epstein, Weber & Conover, PLC as LitFunding's independent auditors for fiscal year 2005.

Q: Who can vote?

A: Only holders of LitFunding's Common Stock at the close of business on August 1, 2005, the record date for the Annual Meeting, can vote. If you beneficially owned any Common Stock on the record date, you have one vote per share of Common Stock.

Q: How do I vote?

A: You may vote your shares either in person or by proxy. To vote by proxy, you should mark, date, sign, and mail the enclosed proxy card in the postage-paid envelope. Granting a proxy will not affect your right to vote your shares if you attend the Annual Meeting and want to vote in person; by voting in person you will revoke your proxy. You may also revoke your proxy at any time before the vote at the meeting by providing LitFunding's Secretary written notice of your revocation or by submitting a later-dated proxy. If you return your proxy but do not mark your voting preferences, Deron Colby, our attorney, of Abrams Garfinkel Margolis Bergson, LLP, our corporate and securities law firm, and Dermot Ryan, our Corporate Secretary, the proxy holders, will vote your shares as follows:

   o    FOR the election of each of the nominees for director; and
   o    FOR the ratification of the appointment of the independent auditors.

Q: What constitutes a quorum?

A: On the record date, LitFunding had 14,867,951 shares of Common Stock issued and outstanding. In order for the Annual Meeting to be properly held, a majority of the outstanding shares (a quorum), or 7,433,977 shares must be present at the meeting or represented by proxy.

Q: What vote is required to approve each proposal?

A: For the election of directors, the affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy card marked WITHHOLD AUTHORITY with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. For all matters other than the election of directors, the affirmative vote of a majority of the votes cast by person or by proxy at the Annual Meeting is required for approval of such matter. A properly executed proxy marked ABSTAIN with respect to any other matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, if there are any other items on which the stockholders vote at the Annual Meeting, an abstention will have the effect of a negative vote on such other item.

Q: What if my shares are held in "street name?"

A: If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may only exercise voting discretion with respect to matters deemed routine by NASD, such as the election of directors and the selection of independent auditors. On a non-routine matter, a broker or other nominee cannot cast a vote (a so-called "broker non-vote"). Broker non-votes will not be treated as votes cast, and therefore, will not affect the outcome of the matters referred to above.

Q: Can I vote on other matters?

A: The matters presented at an annual meeting are limited to those properly presented by the Board and those properly presented by stockholders. We have not received notice from any stockholder as to any matter to come before the Annual Meeting other than as set forth herein. If any other matter is presented at the Annual Meeting, your signed proxy gives Dermot Ryan and Deron Colby, the proxy holders, authority to vote your shares.

Q: How does the Board recommend I vote on the proposals?

A: Unless you give other instructions on your proxy card, Dermot Ryan and Deron Colby, the proxy holders, will vote in accordance with the recommendations of the Board. The Board recommends a vote FOR:

   o    The reelection of the nominated slate of directors; and
   o    The ratification of the appointment of the independent auditors.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board, or if no recommendation is given, in their own discretion.

Q: How do I get copies of the exhibits filed with LitFunding's Form 10-KSB?

A: A copy of LitFunding's Annual Report for 2004, which contains LitFunding's Form 10-KSB and consolidated financial statements, is available online at www.sec.gov. LitFunding will provide to any stockholder as of the record date, who so specifically requests in writing, copies of the exhibits filed with LitFunding's Form 10-KSB that are not otherwise attached for a reasonable fee. Requests for such copies should be directed to LitFunding's Secretary, LitFunding Corp., 3700 Pecos McLeod Drive, Suite 100, Las Vegas, NV 89121.

We hereby incorporate by reference into this Proxy Statement the following documents filed with the Commission pursuant to Section 13 or 15(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"):

   (a) The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004;

   (b) The Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2005; and

   (c)  All other Reports and other documents filed by the Company pursuant to
        Section 13(e) or 15(d) of the Exchange Act subsequent to March 31,2005 and prior to the date of the Meeting or such later date or dates to which the Meeting may be adjourned.

2. PROPOSALS FOR SHAREHOLDER ACTION

Proposal

1. Election of Directors

Nominees.

At the Annual Meeting, you and the other stockholders will elect 3 individuals to serve as directors until the next annual meeting of stockholders to be held in 2006, until their successors are duly elected or appointed or until their death, resignation, or removal. All of the nominees are currently members of the Board, and two currently serving as executive officers.

The individuals named as proxies will vote the enclosed proxy for the election of all nominees, unless you direct them to withhold your votes. If any nominee becomes unable to serve as a director before the Annual Meeting, an event that is not presently anticipated, discretionary authority may be exercised by the persons named as proxies to vote for substitute nominees proposed by the Board.

The nominees for director, each of whom has consented to serve, if elected, are as follows: Morton Reed, Stanley B. Weiner, and Donald Hejmanowski.

Directors standing for reelection are:

Morton Reed, Ph.D., President and CEO, Chairman of the Board of Directors, 72. Dr. Reed served in the United States Marine Corp. during the Korean War. After returning from overseas he attended UCLA for his undergraduate studies in English and Philosophy. From 1960 through 1980 he served as an executive in several business ventures: CEO of Cathay Studios, from 1960 to 1968; CEO of Orient Limited of Nevada from 1968 to 1972; and President and Chairman of AAlpha Mortgage Company from 1970 to 1982. During this time he continued with his education earning a Masters Degree in Psychology from Antioch University in 1973 and a Doctorate in philosophy in Clinical Psychology from California Graduate Institute in 1975. In 1996 Dr. Reed joined Magnolia Studios a post production facility in Burbank, CA and helped effect a sale of that company to Millennium Studios which appointed him interim CEO. He left Millennium in 1999 and joined Case Financial, a litigation funding company where he served as VP of Sales. In November 2000, Dr. Reed left Case Financial to form LitFunding Corp where he remains as President.

During the recent litigation, those few petitioners who attempted to force the LitFunding Corp into an involuntary chapter 7 bankruptcy, also instigated a personal attack on Morton Reed, the major stock holder in the company, in an attempt to force an acquisition of his holdings in the company. Dr. Reed resisted the aggression as long as he could and was finally forced to file a Chapter 13 of his own in order to prevent his one and only creditor from confiscating his stock and turning it over to the petitioning creditors who had filed the erroneous Involuntary Chapter 7. Morton Reed's plan of reorganization was approved in June 2004.

Stanley B. Weiner, Director and Vice President of Finance, 63. Mr. Stanley B. Weiner has more than 35 years experience creating and running businesses. Mr. Weiner was the founding officer of Gemini Financial Corporation, a NASD Broker/Dealer from 1970 through 1975, President of APA, Real Estate Syndication Company from 1975 through 1978, Managing Partner of Agri-World Partnership from 1978 through 1983, an agricultural project syndication company with offices throughout Europe and the Middle East. Mr. Weiner was a Founding Officer/President of Regent Properties from 1985 through 1990, and Chief Executive Officer of Wise Industries from 1990 through 1993, a company specializing in pollution control devices. In 1978, Mr. Weiner founded Western Pacific Investment Corporation, which syndicated thousands of apartment units, office buildings, shopping centers and agricultural properties in addition to packaging many tax-sheltered investments. As a result of the foregoing activities, Mr. Weiner has extensive experience in marketing, acquiring, financing and developing commercial and agricultural property, negotiating agreements and packaging transactions. Mr. Weiner received his Bachelor of Arts degrees in both Psychology and Economics from California State University at Long Beach. He also did graduate work in both fields at UCLA. Mr. Weiner has in the past held a National Association of Securities Dealers Principals license and is a licensed Real Estate Broker.

Donald Hejmanowski, Director, 45. Mr. Hejmanowski was appointed as director on July 1, 2005. Mr. Hejmanowski has been one of our shareholders and has over 25 years of experience in the financial markets. In 1980, he began a career in the brokerage community, going on to serve in various positions in the investment world, including stockbroker, branch manager, vice president of trading operations and as a principal of a firm. In 1990, Mr. Hejmanowski left the brokerage community to work directly for public companies, and with private companies seeking to go public. His work has included corporate capital structure, mergers and acquisitions. Mr. Hejmanowski has served on the board of directors of 3dShopping.com, an American Stock Exchange listed company, and three companies listed on the Over-the-Counter Bulletin Board: from January 2001 to February 2002, Mr. Hejmanowski served on the board of NuTek, Inc.; from February 2001 to November 2001, he served on the board of NetCommerce, Inc. and from December 2001 to May 2003, he served on the board of Photonics, Inc. He has also served on the compensation committee and audit committee for 3dShopping.com. Mr. Hejmanowski has also served as an officer or director of five start-up private entities. In 1981, he earned his Bachelor of Science degree in finance and a Bachelor of Arts degree in economics from Eastern Illinois University. Mr. Hejmanowski is not an officer or director of any other reporting company.

The entire list of our executive officers and directors as of December 31, 2004 is as follows:

------------------- ---------- ------------------------------------------
NAME                   AGE     POSITION
------------------- ---------- ------------------------------------------
Morton Reed            72      Director, President, CEO
------------------- ---------- ------------------------------------------
Stanley Weiner         63      VP Finance, Director
------------------- ---------- ------------------------------------------
David Cohen*           47      CFO, Treasurer and Secretary
------------------- ---------- ------------------------------------------
Howard Appel**         43      Director
------------------- ---------- ------------------------------------------
David Wallace***       44      Director
------------------- ---------- ------------------------------------------
Andrew Scherr****      37      Director
------------------- ---------- ------------------------------------------
    *resigned June 15, 2005
    **resigned June 16, 2005
    ***resigned June 20, 2005
    ****resigned July 1, 2005

Officers that have subsequently joined us include:

Robert P. Amira, 59, Executive Vice President. Mr. Amira was appointed as one of our officers in March 2005. Prior to successful endeavors in marketing and finance, Mr. Amira served in the U.S Army Special Forces Unit as a 2nd Lieutenant in the Vietnam War. Mr. Amira now has over 25 years experience in all phases of Marketing, the Gaming Industry, Real Estate, Mergers and Acquisitions, International financing, and consulting. Mr. Amira attended New York College and received his Undergraduate Degree in Business Administration with minor studies in Finance and Marketing. From 1969 through 1974, he held the position of Vice President of Sales for Vivi Color Graphic Arts, overseeing national and international accounts. From 1974 through 1983, he was the Executive Vice President of the Dunes Hotel and Country Club in Las Vegas, Nevada, supervising several thousand employees, and managing all operations of the hotel and casino. Prior to accepting his position as Executive Vice President of LitFunding USA, Mr. Amira served as CEO of Robar Enterprises, Inc., a company he founded in 1979, specializing in financial investment and consulting. Since the founding of Robar Enterprises, Inc., he has been involved in arranging major investment capital for real estate acquisitions in California, New York, Florida and Nevada. Mr. Amira is not an officer or director of any other reporting company.

Lloyd Schiller, 66, Vice President of Sales. Appointed June 1, 2005, Mr. Schiller brings more than 25 years experience in sales and marketing, general management and business development to the Registrant. Mr. Schiller served most recently from 1998 until May 2005 as the General Manager of QVS, a manufacturer of computer cables and accessories, where he set up key accounts with companies such as Fry's and J&R Music. His management responsibilities included oversight of sales, marketing and training. Mr. Schiller also served as in-house counsel for QVS. In 1987, Mr. Schiller was appointed as Vice President with PDS Technologies, Inc. where his duties included managing the sales force, advertising, and business development. From 1983 to 1986, Mr. Schiller worked for BOSCHERT as VP of Sales and Marketing. While with BOSCHERT, Mr. Schiller spent a considerable amount of time in the Far East and Europe, setting up sales distribution channels and working directly with large key accounts, such as IBM, HP, Arrow Electronics, and Centronics. From 1979 through 1983, Mr. Schiller held the positions of Director of Sales and Field Services for TEC, Inc., where he managed a worldwide direct sales force. From 1971 through 1975, Mr. Schiller worked for Datapoint Corporation in various senior sales management positions. Mr. Schiller received his B.S. and his J.D. from Southwestern University in 1966 and is Mr. Schiller is not an officer or director of any other reporting company.

Terry Gabby, Chief Financial Officer, Treasurer, 61. On July 1, 2005, Terry Gabby was appointed as our Chief Financial Officer and Treasurer. Mr. Gabby has over 30 years' experience in executive management, auditing and finance. As the senior auditor for a regional audit firm, Seidman & Seidman CPA's, he was the senior in charge of audits for several publicly held companies in the casino and manufacturing industries. From 1981 to 1991, Mr. Gabby was the corporate director of internal audit for Sahara Resorts, Inc., a publicly traded company with several gaming subsidiaries and time-share properties. As a consultant for various clients, Mr. Gabby has developed and implemented financial accounting systems, internal control systems and participated in establishing review procedures for compliance testing as required under the Sarbanes-Oxley Act. The past seven years, Mr. Gabby has held the executive positions of Chief Financial Officer and Controller for several large tribal gaming enterprises located in several state jurisdictions. These enterprises were business start-ups requiring loan acquisitions, funding distributions, construction cost control and the development of financial reporting systems. Mr. Gabby earned his Bachelor of Science degree in accounting from the University of Nevada, Las Vegas College of Business Administration in 1973. Mr. Gabby is not an officer or director of any other reporting company.

Dermot J. Ryan, Corporate Secretary, 58. Mr. Ryan has served as our Director of Underwriting since June 2004, and was appointed our corporate secretary on June 14, 2005. Mr. Ryan has over 20 years' experience as an attorney in major complex personal injury litigation, medical malpractice, product liability, toxic tort, business litigation, and employment litigation. Mr. Ryan has an extensive and successful appellate experience. From 2002 to 2004, Mr. Ryan worked with the firm of Moore, Sorenson & Horner in Beverly Hills, CA, where he assisted in preparing the Registrant's defense in the Rogers/Seidman litigation against the Registrant and against Dr. Reed. From 2000 to 2002, Mr. Ryan was responsible for lease negotiation and evaluation for Voicestream Wireless, now T-Mobile for wireless sites in Manhattan, the Bronx, and Long Island, New York. His duties included negotiation and resolution of landlord and site problems. From 1999 to 2000, he worked with general civil litigation attorney Stephen A. Weinstein, Esq, in Manhattan, New York. Dermot Ryan is a 1973 graduate of UCLA with a BS degree in Political Science/International Relations. Mr. Ryan was a member of the Dean's List. He received his Juris Doctor degree from Southwestern University School of Law in 1976. Mr. Ryan is not an officer or director of any other reporting company.

Proposal 2. Ratification of Independent Auditors

The Board has appointed Epstein, Weber & Conover, PLC, certified public accountants, as auditors to examine the consolidated financial statements of LitFunding for the fiscal years ending December 31, 2005 and 2004, and to perform other appropriate audit and advisory services and is requesting ratification of such appointment by the stockholders. In the event that the stockholders do not ratify the appointment of Epstein, Weber & Conover, PLC, the adverse vote will be considered as a direction to the Board to select other auditors for the next fiscal year. However, because of the difficulty and expense of making any substitution of auditors after the beginning of the current fiscal year, it is contemplated that the appointment for the fiscal year ending December 31, 2005 will be permitted to stand, unless the Board finds other reasons for making a change. It is understood that even if the selection of Epstein, Weber & Conover, PLC is ratified, the Board, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of LitFunding and its stockholders.

Representatives of Epstein, Weber & Conover, PLC will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. This proposal will be approved if it receives the affirmative vote of holders of a majority of the shares of Common Stock voted or represented and entitled to vote at the Annual Meeting.

RECOMMENDATION OF THE BOARD.

The Board recommends that stockholders vote FOR the proposal to ratify the appointment of Epstein, Weber & Conover, PLC as LitFunding's independent auditors for fiscal year 2005.

AUDIT FEES. The aggregate fees billed in each of the fiscal years ended December 31, 2004 and 2003 for professional services rendered by the principal accountant for the audit of our annual financial statements and review of the financial statements included in our Form 10-KSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $50,346 for Epstein Weber & Conover, PLC (billed in 2004) and $114,025 for Kabani & Company (billed in 2003), respectively.

AUDIT-RELATED FEES. Kabani & Company, the prior accountant earned 87,385 shares of common stock in 2004 for services rendered in 2003 and in order to obtain that company's consents in the filing of the 10K for December 31, 2003. Kabani & Company received a further $5,000 in December 2004 related to a consent required in the filing of a SB-2 made on December 31, 2004. Kabani & Company has billed us for a further $7,500 related to a consent required for the filing of an SB-2 related to an equity line that was subsequently withdrawn.

TAX FEES. For the fiscal years ended December 31, 2004 and December 31, 2003, our principal accountants did not render services for tax preparation work.

ALL OTHER FEES.  None.

PRE-APPROVAL POLICIES AND PROCEDURES. Prior to engaging its accountants to perform a particular service, our board of directors obtains an estimate for the service to be performed. All of the services described above were approved by the board of directors and in 2004, the Audit Committee, in accordance with its procedures.

4. BENEFICIAL OWNERSHIP OF CERTAIN STOCKHOLDERS, DIRECTORS, NOMINEES, AND EXECUTIVE OFFICERS

The following table sets forth information as of August 1, 2005, with respect to directors, nominees, named executive officers of LitFunding and each person who is known by LitFunding to own beneficially more than 5% of our Common Stock, and with respect to shares owned beneficially by all directors, nominees, and executive officers of LitFunding as a group.

================ =========================================== =================================== ================
TITLE OF CLASS   NAME AND ADDRESS OF BENEFICIAL OWNER         AMOUNT AND NATURE OF BENEFICIAL      PERCENT OF
                                                                           OWNER                      CLASS
---------------- ------------------------------------------- ----------------------------------- ----------------
Common Stock     Morton Reed                                           6,054,517 (1)                  41.5%
                 c/o 3700 Pecos McLeod Drive Suite 100           President, Chief Executive
                 Las Vegas, NV 89121                                 Officer, Director
---------------- ------------------------------------------- ----------------------------------- ----------------
Common Stock     Stanley Weiner                                      662,200 shares (2)               4.5%
                 c/o 3700 Pecos McLeod Drive Suite 100              VP Finance, Director
                 Las Vegas, NV 89121
---------------- ------------------------------------------- ----------------------------------- ----------------
Common Stock     Dermot Ryan                                        no shares owned (3)               0.0%
                 c/o 3700 Pecos McLeod Drive Suite 100                   Secretary
                 Las Vegas, NV 89121
---------------- ------------------------------------------- ----------------------------------- ----------------
Common Stock     Lloyd Schiller                                      10,000 shares (3)                0.1%
                 c/o 3700 Pecos McLeod Drive Suite 100             Vice President, Sales
                 Las Vegas, NV 89121
---------------- ------------------------------------------- ----------------------------------- ----------------


                                       10



Common Stock     Robert Amira                                        10,000 shares (3)                0.1%
                 c/o 3700 Pecos McLeod Drive Suite 100            Executive Vice President
                 Las Vegas, NV 89121
---------------- ------------------------------------------- ----------------------------------- ----------------
Common Stock     Donald Hejmanowski                                  290,000 shares (4)               2.0%
                 c/o 3700 Pecos McLeod Drive Suite 100                    Director
                 Las Vegas, NV 89121
---------------- ------------------------------------------- ----------------------------------- ----------------
Common Stock     Terry Gabby                                        no shares owned (3)               0.0%
                 c/o 3700 Pecos McLeod Drive Suite 100       Chief Financial Officer, Treasurer
                 Las Vegas, NV 89121
---------------- ------------------------------------------- ----------------------------------- ----------------
Common Stock     Officers and directors as a group                    7,026,717 shares              48.2%(5)
================ =========================================== =================================== ================

(1) Morton Reed also owns 782,500 options to purchase shares of our common stock and 125,000 warrants to purchase shares of our common stock.
(2) Stanley Weiner also owns 350,000 options to purchase shares of our common stock.
(3) Messrs. Amira, Schiller, Gabby and Ryan each also own 10,000 options to purchase shares of our common stock.
(4) Mr. Hejmanowski was granted 150,000 shares of our common stock as a signing bonus in July 2005. Mr. Hejmanowski is also the owner of 140,000 shares of our common stock held jointly with his spouse.
(5) Percentages vary due to rounding.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them.

CHANGES IN CONTROL. Our management is not aware of any arrangements which may result in "changes in control" as that term is defined by the provisions of Item 403(c) of Regulation S-B.

5. SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under U.S. securities laws, directors, executive officers and persons holding more than 10% of Common Stock must report their initial ownership of Common Stock and any changes in that ownership to the SEC. The SEC has designated specific due dates for such reports and LitFunding must identify in this Proxy Statement those persons who did not file such reports when due. Based solely upon a review of Forms 3 and 4 and any amendments furnished to LitFunding during our fiscal year ended December 31, 2004, and Form 5 and any amendments furnished to LitFunding with respect to the same fiscal year, we believe that our directors, officers, and greater than 10% beneficial owners did not comply with the applicable Section 16 filing requirements, in a timely manner, nor, as of the date of this proxy statement, have all such reports have been filed. Specifically, we believe that our newly-appointed officers, Dermot Ryan, Terry Gabby and Lloyd Schiller, and our newly-appointed director, Donald Hejmanowski, have not made their initial reports. We also believe that Stanley Tomchin, formerly one of our 10% shareholders did not timely report either his ownership or subsequent transactions in shares of his stock held in us.

6. EQUITY COMPENSATION PLAN INFORMATION

2002 EMPLOYEE STOCK COMPENSATION PLAN

         In August 2002, we adopted our 2002 Employee Stock Compensation Plan Stock Incentive Plan, which set aside a total of 7,100,000 shares of LitFunding's common stock for issuance to LitFunding's officers, directors, employees, and consultants. Grants of stock options to such individuals made through December 31, 2004 were made under the terms of this plan.

         In July 2003, our Board of Directors voted to amend the number of shares reserved for issuance under our 2002 Employee Stock
Compensation Plan from 7,100,000 to 1,500,000.

2004 EXECUTIVE STOCK INCENTIVE PLAN

         In April 2004, our Board of Directors adopted an Executive Stock Incentive Plan, with the goal of providing certain of our directors, key employees and other qualified individuals or entities and the directors and key employees of any subsidiary corporation who are responsible for our continued growth an opportunity to acquire a proprietary interest in us, and, therefore, to create in such directors, key employees and other qualified individuals or entities an increased interest in and a greater concern for our welfare. In June 2004, this Plan was ordered and approved by the Bankruptcy Court. A copy of this Stock Incentive Plan is included in our prior filings with the SEC.

7. BOARD AND COMMITTEE MATTERS

REMUNERATION OF DIRECTORS

Our directors received compensation as follows for the fiscal year ended December 31, 2004:

------------------- -------------- -------------------------------------------------------------
Name                    Cash       Stock
------------------- -------------- -------------------------------------------------------------
Morton Reed            $2,500*     450,000 options to purchase common stock at $0.10 per share
                                   75,000 warrants to purchase common stock at $0.20 per share
------------------- -------------- -------------------------------------------------------------
Stanley Weiner         $2,500      175,000 options to purchase common stock at $0.10 per share
                                   350,000 options to purchase common stock at $0.30 per share
                                   75,000 warrants to purchase common stock at $0.20 per share
------------------- -------------- -------------------------------------------------------------
David Wallace**        $2,500      85,000 warrants to purchase common stock at $0.20 per share
------------------- -------------- -------------------------------------------------------------
Howard Appel***        $2,500      85,000 warrants to purchase common stock at $0.20 per share
------------------- -------------- -------------------------------------------------------------
Andrew Scherr****      $2,500      85,000 warrants to purchase common stock at $0.20 per share
------------------- -------------- -------------------------------------------------------------

*accrued but not paid
**resigned effective June 20, 2005
***resigned effective June 16, 2005
****resigned effective July 1, 2005

Compensation our directors received during 2003 is listed below.

                               Morton Reed                 $2,000
                               Stanley Weiner              $1,000
                               J. Holt Smith*              $2,000
                               Michael Marcelli*           $3,000

                               *former directors

We anticipate that our directors will receive $3,500 cash, 5,000 warrants with an exercise price of $0.20 each and expiring 3 years after the date of issue and reasonable travel expenses per board meeting attended during fiscal year ending December 31, 2005, and that there will be five such meetings. Thus far in 2005, the following compensation has accrued to our directors listed below, but not yet paid.
               --------------------------- --------------
               Name                            Cash
               --------------------------- --------------
               Morton Reed                    $3,500
               --------------------------- --------------
               Stanley Weiner                 $3,500
               --------------------------- --------------
               David Wallace*                 $5,000
               --------------------------- --------------
               Howard Appel**                 $5,000
               --------------------------- --------------
               Andrew Scherr***               $5,000
               --------------------------- --------------
                 *resigned effective June 20, 2005
                 **resigned effective June 16, 2005
                 ***resigned effective July 1, 2005

As of August 15, 2005 we are reformulating our director compensation package. Each director would be expected to attend all board meetings and serve on at least one committee. We anticipate that directors, that serve as the chair of a committee would receive, per meeting, Chair fees of $1,000 in cash and 2,000 3-year warrants with an exercise price of $0.20. When our director compensation package is determined, we will disclose that information in a future filing. At this time we expect that there will be at least an audit committee, compensation and corporate governance committees. There will be no compensation for board actions taken by written consent in lieu of a meeting.

Meetings of the Board and its Committees for the fiscal year 2004

During the fiscal year 2004, LitFunding held 25 total Board meetings, including 15 held only by written consent.

Communication with the Board Shareholders may communicate with the Board of Directors, including the non-management directors, by sending a letter to the LitFunding Board of Directors, c/o Corporate Secretary, LitFunding Corp., 3700 Pecos McLeod Drive, Suite 100, Las Vegas, NV 89121. The Corporate Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. If deemed an appropriate communication, the Corporate Secretary will submit your correspondence to the Chairman of the Board or to any specific director to whom the correspondence is directed.

Audit Committee Financial Expert The Board of Directors has not yet determined whether it has a member qualified as an "audit committee financial expert" as defined by the SEC rules adopted pursuant to the Sarbanes-Oxley Act of 2002 during the fiscal year ended December 31, 2004. When this determination is made, the pertinent information will be disclosed.

8. EXECUTIVE COMPENSATION

The following table shows the compensation paid by LitFunding for services rendered by its executive officers. There were no other executive officers of LitFunding whose annual salary and bonus exceeded $100,000 during the fiscal year 2004 or 2003 except as listed below.

                                    SUMMARY COMPENSATION TABLE
====================== ======= ================================== ============================================ ===============
                                           ANNUAL COMPENSATION                 LONG TERM COMPENSATION
---------------------- ------- --------- -------- --------------- ------------------------------- ------------ ---------------
 NAME AND PRINCIPAL     YEAR   SALARY    BONUS ($) OTHER ANNUAL               AWARDS                PAYOUTS      ALL OTHER
      POSITION                   ($)               COMPENSATION                                                 COMPENSATION
                                                       ($)
---------------------- ------- --------- -------- --------------- --------------- --------------- ------------ ---------------
                                                                    RESTRICTED      SECURITIES       LTIP
                                                                   STOCK AWARDS     UNDERLYING    PAYOUTS ($)
                                                                       ($)         OPTIONS/SARS
                                                                                       (#)
---------------------- ------- --------- -------- --------------- --------------- --------------- ------------ ---------------
Morton Reed,           2003    252,000    None         None            None         32,500 (b)       None           (c)
president, chief                 (a)                                                                                (d)
executive officer
---------------------- ------- --------- -------- --------------- --------------- --------------- ------------ ---------------
                       2004    252,000    None         None            None         450,000(b)       None           (g)
                                 (a)                                               250,000 (j)                      (d)
---------------------- ------- --------- -------- --------------- --------------- --------------- ------------ ---------------
Stanley Weiner, VP     2003      None     None         None          100,000        5,000 (h)        None           None
Finance                                                             shares of      750,000 (h)                      (d)
                                                                   common stock
---------------------- ------- --------- -------- --------------- --------------- --------------- ------------ ---------------
                       2004      None     None         None            None         175,000(h)       None           None
                                                                                   350,000 (j)                      (d)
---------------------- ------- --------- -------- --------------- --------------- --------------- ------------ ---------------
David Cohen, former    2003    125,000    None         None            None        100,000 (e)       None           None
chief financial                                                                      (sign-on
officer, secretary,                                                                 incentive)
treasurer*
---------------------- ------- --------- -------- --------------- --------------- --------------- ------------ ---------------
                       2004    125,000    None         None            None        175,000 (f)       None           (i)
                                                                                   350,000 (j)
---------------------- ------- --------- -------- --------------- --------------- --------------- ------------ ---------------
Michael Marcelli,      2003    100,000    None         None            None           20,000         None           None
former general
counsel
====================== ======= ========= ======== =============== =============== =============== ============ ===============

*resignation effective June 15, 2005

(a) Dr. Reed voluntarily stopped taking salary in mid 2003 to assist us in the financing of the ongoing litigation. Dr. Reed resumed taking a salary in 2004 but takes only $150,000 of the $252,000 to which he is entitled. The difference is accrued as a liability, net of the $45,000 used to exercise stock options in March 2005, though we have not yet determined treatment of the remainder of his deferred salary.

(b) Dr. Reed's 32,500 options to purchase shares of our common stock for $1.00 per share expire February 3, 2007; Dr. Reed's 450,000 options to purchase shares of our common stock for $0.10 per share expire on June 23, 2007 (he exercised these 450,000 options in March 2005 in exchange for $45,000 in accrued but unpaid salary).

(c) Dr. Reed also owned 200,000 warrants to purchase shares of our common stock at $0.10 per share, which expire December 22, 2006, and gifted 150,000 of those warrants to others in February 2005. The options were gifted to a related party of Dr. Reed and are subject to the rules promulgated in our insider trading policy.

(d) Also receives compensation as director, described above.

(e) In 2003, Mr. Cohen's 100,000 options were granted as follows: 25,000 options to purchase shares of our common stock at $0.001 which expire on June 2, 2007; 25,000 options to purchase shares of our common stock at $0.001 which expire on October 2, 2007; 25,000 options to purchase shares of our common stock at $0.001 which expire on January 2, 2008; 25,000 options to purchase shares of our common stock at $0.001 which expire on April 2, 2008.

(f)In 2004, Mr. Cohen received 175,000 options to purchase shares of our common stock at $0.10 which expire on June 23, 2007.

(g) Car allowance $676 per mo, plus insurance and DMV fees and medical: $1,602 per 6 month periods, plus prescriptions and co-payments as needed. Apartment allowance in Las Vegas is approx. $1,360 per month, (which began in October
2004).

(h) Mr. Weiner was granted 5,000 options in March 2003, and gifted them to others in February 2005. The options were gifted to a related party of Mr. Weiner and are subject to the rules promulgated in our insider trading policy. Mr. Weiner received 450,000 warrants on October 8, 2003 and gifted 405,000 warrants on that same date; Mr. Weiner received 300,000 warrants on December 18, 2003 and gifted those 300,000 warrants and his remaining 45,000 warrants to others in December 2003. Mr. Weiner also owned 175,000 options to purchase shares of our common stock at $0.10 per share which expire June 23, 2007. He gifted those options to others in February 2005. The options were gifted to a related party of Mr. Weiner and are subject to the rules promulgated in our insider trading policy.

(i) Medical $116 per month; cost of approx. 4 nights lodging in Las Vegas and airline fare from San Diego to Las Vegas beginning in October 2004 (estimated avg. $300 per week). Prior to that Mr. Cohen's cost of 3 nights lodging in Los Angeles at approx. $230 per week was provided.

(j) Additional stock options to purchase shares of our common stock for $0.30 per share, granted in December 2004 pursuant to our 2004 stock option plan.

NEW OFFICERS AND DIRECTORS. In March 2005, we granted Robert Amira, our Executive Vice President 10,000 shares of common stock and 10,000 options to purchase shares of our common stock at an exercise price of $0.97 per share. Mr. Amira is not paid a salary, but is paid on commission. We also granted Dermot Ryan 10,000 options to purchase shares of our common stock at $0.97 per share. Mr. Ryan is one of our employees, and was appointed as our Corporate Secretary in June 2005. Mr. Ryan is to receive an annual salary of $58,000.

In June 2005, we granted Lloyd Schiller, our Vice President for Sales, 10,000 shares of our common stock along with options to purchase 10,000 shares of our common stock at $0.56 per share. Mr. Schiller does not receive a salary, but is paid on commission.

In July 2005, we granted Terry Gabby, our Treasurer and Chief Financial Officer, 10,000 options to purchase shares of our common stock at $0.41 per share. Mr. Gabby will also receive an annual salary of $55,000 per year. Mr. Hejmanowski, our newly-appointed director, was granted 150,000 shares of our common stock as a signing bonus in July 2005.

EMPLOYEE STOCK OPTIONS. In February 2003, we granted 532,500 options to our officers, directors and certain of our employees at the time. These include 32,500 options granted to Morton Reed, our chief executive officer and one of our directors; 100,000 options to David Cohen, our chief financial officer and corporate secretary ; 325,000 options to Stanley Tomchin, one of our former directors, and currently a principal shareholder; 20,000 options to Michael Marcelli, a former employee; 20,000 options to Alexandra Atwood, a former employee; 20,000 options to Brian Sokol, a former employee; 5,000 options to Brian Levine, a former employee; and 10,000 options to Cheryl Smith, a former employee.

In March 2003 we granted 5,000 options to Stanley Weiner, one of our directors.

In October 2003, we granted 200,000 warrants to Morton Reed, our chief executive officer and one of our directors; and 405,000 warrants to Stanley Weiner, one of our directors. Dr. Reed subsequently gifted 150,000 of those warrants to others. The options were gifted to a related party of Dr. Reed and are subject to the rules promulgated in our insider trading policy. In December 2003, we granted another 345,000 warrants to Mr. Weiner; he currently does not own any warrants, having subsequently gifted his 750,000 warrants to others. The options were gifted to a related party of Mr. Weiner and are subject to the rules promulgated in our insider trading policy.

In April 2004, our Board of Directors adopted a 2004 Executive Stock Option Plan, with the goal of providing certain of our directors, key employees and other qualified individuals or entities and the directors and key employees of any subsidiary corporation who are responsible for our continued growth an opportunity to acquire a proprietary interest in us, and, therefore, to create in such directors, key employees and other qualified individuals or entities an increased interest in and a greater concern for our welfare. In June 2004, this Plan was ordered and approved by the Bankruptcy Court and was again approved by the stockholders at the Annual shareholders meeting held on August 6, 2004.

In March 2004, we granted 50,000 options to Alexandra Atwood, a former employee; 450,000 options to Morton Reed, our chief executive officer and one of our directors; 175,000 options to David Cohen, our chief financial officer and corporate secretary; and 175,000 options to Stanley Weiner, our vice president for finance and one of our directors. Dr. Reed exercised these options in March 2005 in exchange for $45,000 in accrued but unpaid salary. This transaction was approved by our Board of Directors.

In December 2004, we granted options as performance bonuses to certain of our employees: 10,000 options to Jonnathan Guerrero, an employee; 250,000 options to Morton Reed, our chief executive officer and one of our directors; 350,000 options to David Cohen, our chief financial officer and corporate secretary; and 350,000 options to Stanley Weiner, our vice president for finance and one of our directors. These options were granted pursuant to our 2004 stock option plan.

In January 2005, we granted 500,000 options to Morton Reed and 10,000 options to Vera Stein, one of our employees. In March 2005, we granted 10,000 shares of our common stock and 10,000 options to purchase shares of our common stock to Robert Amira. We also granted Dermot Ryan 10,000 options to purchase shares of our common stock at $0.97 per share. Mr. Ryan is one of our employees, and was subsequently appointed as our Corporate Secretary in June 2005. In June 2005, we granted 10,000 shares of our common stock and 10,000 options to purchase shares of our common stock at $0.56 per share to Lloyd Schiller, our Vice President of Sales. In July 2005, we granted Terry Gabby 10,000 options to purchase shares of our common stock at $0.41 per share. Mr. Hejmanowski, one of our directors, was granted 150,000 shares of our common stock as a signing bonus in July 2005.

WARRANTS. In October 2003, we granted Stanley Weiner 450,000 warrants to purchase shares of our common stock at $0.10 per share. Those warrants vested immediately and expire three years from the date of grant. He gifted 405,000 of those warrants to others on the date he was granted them, leaving him with 45,000 warrants at that time.

In December 2003, we granted Stanley Weiner an additional 300,000 warrants to purchase shares of our common stock at $0.10 per share. Those warrants vested immediately and expire three years from the date of grant. Mr. Weiner gifted his 345,000 warrants on the date of that grant, leaving him with no warrants. In December 2003, we granted Andrew Reed 10,000 warrants to purchase shares of our common stock at $0.10 per share. Mr. Reed was our employee at the time. Those warrants expire three years from the date of grant. Mr. Reed exercised those warrants in July 2005.

In January 2005, we granted each of our directors, Dr. Reed and Messrs. Weiner, Wallace Appel and Scherr 37,500 warrants to purchase shares of our common stock at $0.20 per share. These warrants vest immediately and expire five years from the vesting date. Each director will also be granted 18,750 warrants to purchase shares of our common stock which vested on February 6, 2005. The remaining 18,750 vest 90 days later. These warrants enable the holder to purchase shares of our common stock at $0.20 per share and expire in January 2010. In addition, each chair of our board committee, Messrs. Wallace, Appel and Scherr are entitled to receive 10,000 additional warrants to purchase shares of our common stock at $0.20 per share. Of these, 5,000 have vested to each individual, another 2,500 vest on February 6, 2005 and the remaining 2,500 vest 90 days later. These warrants expire five years from the vesting date. Mr. Appel resigned as one of our directors effective June 16, 2005. Mr. Wallace resigned as one of our directors effective June 20, 2005. Mr. Scherr resigned as one of our directors effective July 1, 2005.

In February 2005, Dr. Reed gifted away 150,000 of his warrants to purchase shares of our common stock at $0.10 per share. That transaction was given effect after it was approved by our Board of Directors in March 2005. The options were gifted to a related party of Dr. Reed and are subject to the rules promulgated in our insider trading policy.

EMPLOYMENT CONTRACTS. We have an employment contract with Dr. Reed to pay him an annual salary of $252,000 plus a car allowance which currently costs approximately $680 per month, in addition to reimbursement of his moving and accommodations in Las Vegas plus healthcare costs. We also have an employment agreement with Mr. Cohen to pay him an annual salary of $125,000 plus health insurance, plus accommodations in Las Vegas and the cost of commuting from San Diego. Mr. Cohen has tendered his resignation, effective June 15, 2005.

As a result of the Plan of reorganization, we are rewriting employment contracts with our executive officers. Any compensation received by our officers, directors, and management personnel will be determined from time to time by our board of directors. Our officers, directors, and management personnel will be reimbursed for any out-of-pocket expenses incurred on our behalf.

RELATED PARTY TRANSACTIONS.

Morton Reed, in accordance with his employment agreement has use of a leased company car costing approximately $680 per month plus insurance and taxes. We also pay for Dr. Reed's health insurance and medication and his rented accommodation as he takes up residency in Las Vegas since our recent move of our corporate offices and operations to the State of Nevada. Additionally, see annual compensation information above.

Dr. Reed voluntarily stopped taking salary in mid 2003 to assist us in the financing of the ongoing litigation. He resumed taking a reduced salary in 2004 in the amount of $150,000 per annum. The difference between that amount and the $252,000 he is entitled to is accrued as a liability by us. We have not yet determined the specific terms for treating Dr. Reed's deferred compensation.

Dr. Reed also owns 32,500 options to purchase shares of our common stock for $1.00 each, which expire February 3, 2007; as approved by the bankruptcy court in 2004, Dr. Reed also was issued 450,000 options to purchase shares of our common stock for $0.10 each, which expire June 23, 2007. Dr. Reed exercised these options in March 2005 in exchange for accrued but unpaid salary. This transaction was approved by our Board of Directors. Dr. Reed also owns 200,000 warrants to purchase shares of our common stock at $0.10 per share, which expire December 22, 2006. In February 2005, Dr. Reed gifted 150,000 of those warrants to others. That transaction was approved by our Board of Directors in March 2005. The options were gifted to a related party of Dr. Reed and are subject to the rules promulgated in our insider trading policy. In December 2004, Dr. Reed also was granted 250,000 options to purchase shares of our common stock for $0.30 per share pursuant to our 2004 stock option plan. In January 2005, Dr. Reed was granted 500,000 options to purchase shares of our common stock at $0.53 per share. These options were issued pursuant to our 2004 stock option plan.

Mr. Weiner was granted 5,000 options to purchase shares of our common stock at $1.00 per share which expire on March 3, 2007. In February 2005, Mr. Weiner gifted these options to others. The options were gifted to a related party of Mr. Weiner and are subject to the rules promulgated in our insider trading policy. That transaction was approved by our Board of Directors in March 2005. As approved by the bankruptcy court in 2004, Mr. Weiner was granted 175,000 options to purchase shares of our common stock at $0.10 per share which expire June 23, 2007. In February 2005, Mr. Weiner gifted these options to others. The options were gifted to a related party of Mr. Weiner and are subject to the rules promulgated in our insider trading policy. That transaction was approved by our Board of Directors in March 2005. In December 2004, Mr. Weiner was granted 350,000 options to purchase shares of our common stock for $0.30 per share pursuant to our 2004 stock option plan.

Mr. Cohen also owns a total of 625,000 options to purchase shares of our common stock as follows: 25,000 options to purchase shares of our common stock at $0.001 which expire on June 2, 2007; 25,000 options to purchase shares of our common stock at $0.001 which expire on October 2, 2007; 25,000 options to purchase shares of our common stock at $0.001 which expire on January 2, 2008; 25,000 options to purchase shares of our common stock at $0.001 which expire on April 2, 2008; as approved by the bankruptcy court, Mr. Cohen was granted 175,000 options to purchase shares of our common stock at $0.10 which expire on June 23, 2007. In December 2004, Mr. Cohen was granted 350,000 options to purchase shares of our common stock for $0.30 per share pursuant to our 2004 stock option plan.

In 2004, the bankruptcy court also approved the issuance of shares of stock in lieu of salary to our current officers and directors as follows: in August 2004, Morton Reed received 125,015 shares of our unrestricted common stock, David Cohen received 1,188 unrestricted shares of our common stock, and Stanley Weiner received unrestricted 2,000 shares of our common stock.

In January 2005, we granted each of our directors, Dr. Reed and Messrs. Weiner, Wallace, Appel and Scherr 37,500 warrants to purchase shares of our common stock at $0.20 per share. These warrants vest immediately and expire five years from the vesting date. Each director will also be granted 18,750 warrants to purchase shares of our common stock which vested on February 6, 2005 and an additional 18,750 vest 90 days later. These warrants enable each holder to purchase a total of 75,000 shares of our common stock at $0.20 per share and expire in January 2010. Mr. Weiner gifted his 75,000 warrants to others in February 2005. The options were gifted to a related party of Mr. Weiner and are subject to the rules promulgated in our insider trading policy. That transaction was approved by our Board of Directors in March 2005. In addition, each chair of our board committee, Messrs. Wallace, Appel and Scherr, are entitled to receive 10,000 additional warrants to purchase shares of our common stock at $0.20 per share. Of these, 5,000 have vested to each individual, another 2,500 vested on February 6, 2005 and the remaining 2,500 vest 90 days later. These warrants expire five years from the vesting date. Mr. Appel resigned as one of our directors effective June 16, 2005. Mr. Wallace resigned as one of our directors effective June 20, 2005. Mr. Scherr resigned as one of our directors on July 1, 2005.

In March 2005, we granted Robert Amira, our Executive Vice President 10,000 shares of common stock and 10,000 options to purchase shares of our common stock at an exercise price of $0.97 per share. We also granted Dermot Ryan 10,000 options to purchase shares of our common stock at $0.97 per share. Mr. Ryan is one of our employees, and was appointed as our Corporate Secretary in June 2005.

In June 2005, we granted Lloyd Schiller, our Vice President for Sales, 10,000 shares of our common stock along with options to purchase 10,000 shares of our common stock at $0.56 per share.

In July 2005, we granted Terry Gabby, our Treasurer and Chief Financial Officer, 10,000 options to purchase shares of our common stock at $0.41 per share. Mr. Hejmanowski, our director, was granted 150,000 shares of our common stock as a signing bonus in July 2005.

From October 2004 to February 2005, we leased corporate office space from an affiliate of Mr. Stanley Weiner, current board member. The leased space was 6,600 sq ft at market rates. The 6,600 sq ft constitutes less than 25% of the total of 30,000 sq ft available for lease in that office building in Las Vegas with two other long term established tenants taking up the remaining leaseable space, therefore we believe that the overall financial viability of operating that building did not depend on our lease of space in that office building.

With regard to any future related party transaction, we plan to fully disclose any and all related party transactions, including, but not limited to, the following:

   o    disclosing such transactions in prospectuses where required;
   o disclosing in any and all filings with the Securities and Exchange Commission, where required;
   o    obtaining disinterested directors consent; and
   o    obtaining shareholder consent where required.

                                  OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors,




/s/ Morton Reed
-------------------------------------
President, Chief Executive Officer and
Chairman of the Board
August 15, 2005




================================================================================



                                LITFUNDING CORP.
                                   PROXY CARD
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
             FOR ANNUAL MEETING OF STOCKHOLDERS, SEPTEMBER 17, 2005.

The undersigned hereby appoints Dermot Ryan and Deron Colby, either of them, jointly and severally, with power of substitution, to represent and to vote as designated all shares of Common Stock which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of LitFunding Corp., to be held September 17, 2005 at 10:00 a.m., local time, Riviera Hotel & Casino, 2901 Las Vegas Blvd., South, Las Vegas, NV 89109, or any adjournment thereof.

1. Election of directors.

a. Morton Reed
b. Stanley B. Weiner
c.  Donald Hejmanowski

                         |_| FOR |_| AGAINST |_| ABSTAIN


INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH OR OTHERWISE STRIKE THE NOMINEE'S NAME. 2. Ratification of the selection of Epstein, Weber & Conover, PLC as LitFunding Corp.'s independent auditors for the fiscal year ending December 31, 2005.

                         |_| FOR |_| AGAINST |_| ABSTAIN

|_| If you plan to attend the Annual Meeting, please check here.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES TO LITFUNDING'S BOARD OF DIRECTORS AND FOR THE RATIFICATION OF EPSTEIN, WEBER & CONOVER, PLC AS INDEPENDENT AUDITORS.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement. Please sign exactly as name appears hereon and date. If the shares are jointly held, each holder should sign. When signing as an attorney, executor, administrator, trustee, or as an officer signing for a corporation, please give full title under signature.


____________________________________
Date: _______________

____________________________________
Date: _______________

Signatures of Stockholder(s)


(PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE)